Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-I

KEY PERFORMANCE FACTORS
May 31, 2000



        Expected B Maturity                                       11/15/00


        Blended Coupon                                            6.7187%



        Excess Protection Level
          3 Month Average  5.69%
          May, 2000  5.69%
          April, 2000  5.48%
          March, 2000  5.88%


        Cash Yield                                  19.29%


        Investor Charge Offs                        4.66%


        Base Rate                                   8.94%


        Over 30 Day Delinquency                     4.70%


        Seller's Interest                           9.50%


        Total Payment Rate                          14.38%


        Total Principal Balance                     $52,496,626,963.52


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,987,826,445.03